U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

SECURITIES EXCHANGE ACT OF 1934

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United EcoEnergy Corp.

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United EcoEnergy Corp.

412 Brevard Avenue

Cocoa, Florida 32922

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, MAY __, 2006

Notice is hereby given that the Annual Meeting of shareholders of United EcoEnergy Corp., a Nevada corporation ("Company"), will be held on Monday, May __, 2006, at the Company offices located at 412 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT) for the following purposes:

1. To elect the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: William K. Mackey, Adam Mayblum, John Paul DeVito, William L. Sklar and Alec Hoke.

2. To ratify the decision by our Audit Committee to retain ?????? as our independent registered accounting firm for the fiscal year that commenced on January 1, 2006;

3. To approve the amendment of the Articles of Incorporation of the Company to increase the authorized shares of common stock from 50 million shares to 150 million shares;

4. To ratify the decision of the Board of Directors to enter into an Investment Advisory Agreement with United EcoEnergy Advisors, LLC.

5. To consider any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on March 31, 2006 are entitled to vote at the meeting or any postponement or adjournment thereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. Copies of our Annual Report for the fiscal year ended December 31, 2005 will be provided on request or you may obtain a copy online from the Securities and Exchange Commission Website at www.sec.gov. ("Search for Company Filings").

By order of the Board of Directors

March 31, 2006

/s/ Robert Hipple

Robert Hipple, Secretary

PROXY STATEMENT

United EcoEnergy Corp.

412 Brevard Avenue

Cocoa, Florida 32922

This Proxy Statement is being furnished to shareholders at the direction and on behalf of the board of directors of United EcoEnergy Corp., a Nevada corporation ("Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held on Monday, May __, 2006 at 412 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (PDT). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting will revoke the proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

The matters to be submitted to the shareholders for approval at the Annual Meeting are:

1. Election of the following as directors of the Company until the next Annual Meeting and until their successors are duly elected and qualified:

Adam Mayblum

William K. Mackey

Alec Hoke

John Paul DeVito

William Sklar

2. Approval of the amendment to the Articles of Incorporation to increase the number of authorized shares of the Company par vale $0.001 common stock from 50 million shares to 150 million shares.

3. Ratification of the decision of the Audit Committee to appoint ????? as the independent auditors of the Company for the fiscal year beginning January 1, 2006.

4. Ratification of the appointment of United EcoEnergy Advisors, LLC as investment advisors to the Company.

5. Approval of such other matters as may properly be brought before the Annual Meeting.

Shareholder proposals must be submitted to the Company not later than April 30, 2006 in order to be included in those matters considered at the next Annual Meeting of the Company to be held in May, 2007. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about April 15, 2006.

VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on March 31, 2006. On March 31, 2006, the Company had issued and outstanding 28,468,900 shares of $0.001 par value common stock and 1,000,000 shares of Class A Convertible Preferred Stock, which is non-voting except in defined circumstances which are not applicable to this Annual Meeting. Each holder of common stock will be entitled to one (1) vote for each share of common stock held by such shareholder, on any matter that may properly come before the meeting; there will be no cumulative voting right on any shares.

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power as set forth above outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. Pursuant to applicable Nevada law, there are no dissenters rights relating to the matters to be voted on.

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 15, 2006 (28,468,900 issued and outstanding) by (i) all stockholders known to us to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all officers and directors of the Company, individually and as a group (except as otherwise noted, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them):

Name and Address Amount & Nature

of Beneficial of Beneficial Percent

Owner Position Ownership of Class

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William Mackey Chairman, CEO 0 --

9632 NW 7th Circle Director

#1724

Plantation, FL 33324

Adam Mayblum Director(1) 13,470,150 47.3

50 Andrew Lane

New Rochelle, NY 10804

William L. Sklar Director 0 --

513 Roselawn Avenue

Toronto, Canada M5N 1K2

Alec Hoke Director 0 --

721 Carriage Hill Lane

Boca Raton, FL 33486

John Paul DeVito Director 0 --

1201 Hardscrabble Road

Chappaqua, NY 10514

Robert Hipple CFO 0 --

412 Brevard Avenue Secretary/

Cocoa, Fl 32922 Treasurer

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*All directors & officers 13,470,150 47.3

as a group (6 persons)

Enterprise Partners, LLC 26,940,300 94.7

50 Andrew Lane

New Rochelle, NY 10804

Enterprise Partners LLC also owns 1,000,000 shares of Class A Convertible Preferred Stock of the Company, representing 100 percent of the Class A Convertible Shares issued and outstanding

(1) Adam Mayblum is a 50 percent owner of Enterprise Partners, LLC, which owns 26,940,300 shares of common stock and 1,000,000 shares of Class A Convertible Preferred Stock and is therefore considered the beneficial owner of 13,470,150 common shares and 500,000 preferred shares.

(2) None of these security holders has the right to acquire any amount of the common or preferred shares within sixty days, from options, warrants, rights, conversion privileges, or similar obligations

(2) Applicable percentage ownership of common stock is based on 28,468,900 shares issued and outstanding on March 31, 2006 divided by the total common stock for each beneficial owner. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock held by that person that are currently exercisable, or exercisable within 60 days, are included.

(5) The Series A Preferred Stock, issued on February 28, 2006, is convertible after one year following its issuance. There are no other plans or arrangements to issue any additional Series A Preferred Stock at this time.

EXECUTIVE COMPENSATION

Summary Compensation Table

Long-Term Compensation

Annual Compensation Awards Payouts

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(a) (b) (c) (d) (e) (f) (g) (h) (i)

Securities All

Name and Restricted Underlying ($) Other

Principal ($) ($) ($) Stock Options LTIP Compen-

Position Year Salary Bonus Other Awards($) & SARs(#)Payouts sation($)

--------------- ----------------------------------------------------------------------------

Stephen M. Siedow 2005 $ -0- None None None None None $ -0-

Former Chairman, 2004 $ -0- None None None None None $ -0-

President/CEO/CFO 2003 $ -0- None None None None None $ -0-

None of the other current or former officers or directors of the Company have received compensation exceeding $100,000 over the past three fiscal years.

Employment Agreements.

The Company has not entered into any employment agreements with any officer or director of the Company, or with any other employees. The Company has entered into a Consulting Agreement with CF Consulting, LLC pursuant to which Robert Hipple serves as our CFO and corporate counsel.

Other Compensation.

(a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2004 provided for or contributed to by the company.

(b) With the exception of director compensation, no remuneration is proposed to be paid in the future directly or indirectly by the Company to any officer or director. Our Compensation Committee will determine the compensation to be paid to our independent directors. No compensation has yet been approved or paid to any of our directors.

Item 1: ELECTION OF DIRECTORS

Directors and Executive Officers.

The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Directors are elected for a term until the next annual stockholders meeting. Officers will hold their positions at the will of the board of directors, absent any employment agreement, of which none currently exist or are contemplated.

There are no family relationships between any two or more of our directors or executive officers. There are no arrangements or understandings between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs. There are no other promoters or control persons of the Company. There are no legal proceedings involving the executive officers or directors of the Company.

William K. Mackey - Chief Executive Officer, Chairman and Director. Mr. Mackey, age 54, joined United EcoEnergy after thirty years of C level experience in both public and private companies. He began his career in the chemical process industry where he spent 21 years in various roles from sales & marketing, the laboratory from technician to Technical Director, as Plant Manager and various executive positions including President and Chairman of the Board. Mr. Mackey also has 10 years of public company experience acting as a Director, Chairman and CFO, President and CEO. He has managed multiple locations and hundreds of employees at a time during his tenure. His experience has allowed him to access the capital markets for both debt & equity, communicate his companys message to the investing public and close 22 M & A transactions.

Adam Mayblum, age 40, co-founded United EcoEnergy Advisors, LLC and is a principal and founder of Enterprise Partners, LLC. Prior to founding Enterprise Partners, LLC, he had 17 years of experience in the financial markets as a top retail producer specializing in Public Venture Capital. In 1998 Mr. Mayblum left his position as Branch Manager of HJ Meyers in NY to become a Managing Director of The May Davis Group, specializing in PIPES (Private Investments in Public Equity). In 2002, Mr. Mayblum took a position as the Managing Director of the Private Equities Group of Joseph Stevens & Company where he successfully completed numerous financings and advised many companies on changes in the regulatory environment and the impact those changes have on their ability to raise capital in the public and private markets. He graduated from Emory University in 1987 with a BBA in Management.

Alec Hoke is a senior vice president of Summit Brokerage Services in Boca Raton, Florida. Prior to that he was a senior vice president at First Union Securities until it merged with Wachovia Securities. He has extensive experience in venture capital as well as specialized industry analysis. Alec expanded his knowledge into stock market related work with several venture capital and investment banking firms, specializing in start-up financing. Mr. Hoke started his investment career with Massachusetts Mutual Life Insurance Company where he developed skills in estate planning and needs analysis to manage risk. He is a native of Princeton, New Jersey. He attended Rutgers University on a football scholarship, where he was an All-American linebacker and earned his degree in Management.

William L. Sklar has served as a consultant with Willmar Management Corp. since 1988. Since September 2004 Mr. Sklar has been the President and a Director of PaperFree Medical Solutions, Inc., a company trading on the OTC BB. He has also served as a Director of Pathogenics, Inc., a public company since January 2005. Since October 26, 2005 Mr. Sklar has been a director of Radiate Research a public company. From July 1983 to October 1988 Mr. Sklar was the owner of Western Bag & Burlap a textile manufacturer. Mr. Sklar, aged 58, holds a Bachelor of Commerce from the University of Toronto.

John Paul DeVito is currently Director of Business Development for Bon-Trade Solutions, Inc., and has worked in the securities and investment banking industry for thirty years. He has served as COO of May Davis Group, Inc.; CEO of EastBrokers International, Inc., a broker Dealer specializing in emerging markets in Central and Eastern Europe; and Vice President of JB Oxford & Company, Inc. He has also worked with PaineWebber Incorporated and Smith Barney Harris Upham & Co. He holds a BA in Psychology from New York University and a Diploma in Financial Planning, also from New York University. He currently holds Series 4, 7, 24, 27, 54, 55, 63 and 65 licenses from the NASD, Inc.

Robert Hipple will serve as Chief Financial Officer of the Company on a consulting basis. Mr. Hipple is an attorney, law professor and senior executive with 35 years experience as president and chief executive officer, chief financial officer and general counsel, as well as a director, for several public (NYSE, AMEX and NASDAQ) companies. He also has extensive experience with public mergers, acquisitions and capital raising, along with personal relations with investment banks, broker/dealers, and market makers, and has taught both taxation and federal securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and Florida A&M University College of Law. Mr. Hipple also has been President of iTrustFinancial, Inc., a Florida based business consulting company since June, 2003, has been a Visiting Professor of Law at Florida A&M University College of Law, was President and CEO of International Trust & Financial Systems, Inc., a publicly traded financial services company in 2002 and 2003 and was Senior Vice President and General Counsel of Enesco, Inc., a New York Stock Exchange listed company based in the Chicago area from August 1999 to April 2001. Mr. Hipple also serves as contract Chief Financial Officer for Neptune Industries, Inc., an OTC BB traded (NPDI) company in the aquaculture business based in Boca Raton, Florida.

Certain Relationships and Related Transactions.

During the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the directors, officers, or 5% or greater shareholders (or any immediate family thereof) had or is to have a direct or indirect material interest, other than as set forth below.

     (a) During 2004 and 2005, the Company used the offices of its former CEO, Stephen M. Seidow, as its principal offices on a rent free basis. In addition, Mr. Seidow advanced funds to the Company on a loan basis to pay for audit expenses and other operating expenses, which advances were reflected as liabilities of the Company on its financial statements through December 31, 2005. All of the amounts advanced by Mr. Seidow have been paid during the First Quarter of 2006.

(b) In February 2006, the Company approved a sub-lease of office space with CF Consulting LLC, which our CFO, Robert Hipple, also serves as President. The lease space serves as the principal offices of the Company and the monthly sub-lease amount of $450 includes office space, telephone, facsimile, utilities and Internet access for the Company.

(c) In February 2006, the Board of Directors authorized the issuance of 1,000,000 shares of Class A Convertible Preferred Stock to our majority shareholder, Enterprise Partners, LLC, In return for an advance of $60,000 to the Company to pay existing liabilities to our former CEO, Stephen Seidow, and for operating capital.

The Class A Convertible Preferred Stock issued to Enterprise Partners, LLC is $0.001 par value stock, which may be converted into common stock based on a formula under which conversion is equal to 1 divided by the 30 day trailing average stock price of the common shares at the time of the conversion election, but not more than 15 common shares for each preferred share converted. No conversion may occur until after one year from the date of issue. The Company may redeem the Class A Convertible Preferred Stock in whole or in part beginning 181 days after issue at $0.75 per share, and after 365 days from issue at $0.95 per share. The Class A Convertible Preferred Stock automatically converts into common stock following the second anniversary of issue, at the formula price if not redeemed prior to that date. A copy of the Statement of Preferences for the Class A Convertible Preferred Stock is attached our Annual Report on Form 10-K for 2005 as Exhibit 9.2

Our Director, Adam Mayblum, is a fifty percent member of Enterprise Partners, LLC and therefore did not participate in the decision to issue the Class A Convertible Preferred Stock to Enterprise Partners, LLC.

For each of the transactions noted above, the transaction was negotiated, on the part of the Company, on the basis of what is in the best interests of the Company and its shareholders. In addition, in each case, the full board of directors made the determination that the terms in each case were as favorable as could have been obtained from non-affiliated parties.

Certain of our directors are engaged in other businesses, either individually or through corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and such directors. The Company will attempt to resolve such conflicts of interest in our favor.

Compliance with Section 16(a) of the Securities Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d), and certain written representations from executive officers and directors, the Company is not aware of any of the required reports that have not been timely filed, except reports for the prior ownership of our former CEO, Stephen M. Seidow during 2004 and 2005. Mr. Seidow is not longer a shareholder of the Company, having sold his entire interest in the Company in February 2006.

Code of Ethics.

The Company has adopted a code of ethics that applies to its board of directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in general prohibits any officer, director or advisory person of the Company from acquiring any interest in any security which the Company (i) is considering a purchase or sale thereof, (ii) is being purchased or sold by the Company, or (iii) is being sold short by the Company. These persons are required to advise us in writing of his or her acquisition or sale of any such security.

Committees of the Board of Directors.

(a) Audit Committee.

The Audit Committee of the Company consists of Messrs. Hoke, Sklar, and DeVito, all being independent directors. The Audit Committee has adopted a written charter (a copy of which is attached to this proxy statement). Mr. Sklar has been designated the "financial expert" on our Audit Committee in compliance with Item 401(e) of Regulation S-B. The Company has had no meetings of this committee since its appointment in February 2006. The Audit Committee has adopted an Audit Committee Charter, a copy of which is attached to the Proxy Statement as Attachment A.

The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of our board of directors and report the result of their activities to the board. Such responsibilities include, but are limited to, the selection, and if necessary the replacement, of our independent auditors, review and discuss with such independent auditors (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our annual report on Form 10-K.

The Company policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

(b) Governance and Nominating Committee.

The members of our Governance and Nominating Committee are Messrs. Hoke, Sklar, and DeVito, all independent directors. The Governance and Nominating Committee has responsibility to provide guidance and direction regarding the governance and operation of the Company and assistance to the board of directors in fulfilling the board of directors responsibilities relating to good governance and management. The Committee is also charged with the duty to: (a) actively seek individuals qualified to become members of the board of directors; (b) from time to time recommend individuals for appointment as directors by the board of directors; (c) set the number of directors that shall constitute the whole board of directors; (d) nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders; (e) recommend to the full board of directors the establishment, charter and membership of the various committees of the board of directors; (f) annually evaluate the performance and function of this g Committee; (g) acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firms fees and other retention terms; and (h) annually, review and update its own charter for consideration by the board of directors. The Company had no meetings of this committee in 2005 as the Committee was first appointed in February 2006.

There are no specific, minimum qualifications that must be met by a Governance and Nominating Committee recommended nominee for a position on our board of directors. In addition, there are no specific qualities or skills that the Nominating Committee believes are necessary for one or more of our directors to possess.

The Governance and Nominating committee does not have any policy with regard to the consideration of any director candidates recommended by security holders. Our board of directors feels that it is appropriate for the Company not to have such a policy since the Company will consider director candidates recommended by security holders anyway and will treat them the same as other recommendations for the board. Security holders wishing to submit such recommendation must put them in writing, addressed to our Secretary, Robert Hipple.

The process of the Governance and Nominating committee for identifying and evaluating nominees for director, including any recommended by security holders, involves reviewing recommendations among the members and interviewing certain prospective candidates. There are no differences between in the manner in which the committee evaluates nominees based on whether it is recommended by security holders or not.

The nominees for director were recommended by Mister Mackey, our CEO.

(c) Compensation Committee.

The Compensation Committee consists of Messrs. Hoke, Sklar, and DeVito, and Haney, all independent directors. The Compensation Committee has responsibility with respect to reviewing and overseeing our compensation to directors and officers of the Company, including the issuance of any stock to these individuals, reports the results of its activities to the full board of directors. The Company had no meetings of this committee in 2005 as the Committee was not appointed until February 2006.

(d) Investment Committee.

The members of the Investment Committee are Messrs. Mayblum, Hoke and DeVito, a majority being independent directors of the Company. The Investment Committee has responsibility with respect to reviewing and overseeing our contemplated investments and portfolio companies and investments on behalf of the Board and reports the results of its activities to the full board of directors. Such Investment Committee has the ultimate authority for and responsibility (i) to evaluate and recommend investments, and (ii) review and discuss with management (a) the performance of portfolio companies, (b) the diversity and risk of our investment portfolio, and, where appropriate, make recommendations respecting the role or addition of portfolio investments and (c) all solicited and unsolicited offers to purchase portfolio companies. The Company had no meetings of this committee in 2005 as the Committee was not appointed until February 2006.

Meetings of the Board of Directors.

During the fiscal year ended December 31, 2005, the total number of meetings of the board of directors held was one, which was held by unanimous written consent of our then sole director, Stephen M. Siedow.

The Company does not yet have a policy with regard to board members attendance at annual meetings, but this issue will be addressed by the Governance and Nominating Committee during 2006. The Company did not have an annual meeting last year.

Communications to the Board of Directors.

Our board of directors does provide a process for security holders to send communications to the board of directors. Security holders can send communications to our Secretary, Robert Hipple, at the Company address; such communications will then be forwarded to the rest of the board of directors for review and discussion.

Item 2: Amendment of the articles of incorporation to increase the number of authorized shares of common stock

The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 50,000,000 shares to 150,000,000 shares par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is contained in Attachment B to this proxy statement.

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Authorizing an additional 100,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

The following is a summary of the material matters relating to our common stock.

Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of the Company, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholders investment.

In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholders investment could be adversely affected.

The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

Issuance of additional shares. As of the date of this proxy statement, our board has no plans to issue or use any of our newly authorized shares of common stock. The increase in the number of our authorized common shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE REQUIRED

The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to approve the amendment to our articles of incorporation increasing the number of our common shares.

Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation increasing the number of our authorized common shares as described in Attachment B hereto.

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Item 3: APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Comiskey & Company, PC of Denver, Colorado, issued the report for our audited financial statements for the fiscal years ended December 31, 2005 and December 31, 2004. Comiskey & Company, PC declined to stand for re-appointment as our auditors for the fiscal year ended December 31, 2006 as a result of our election to be treated as a Business Development Company made in February 2006, because it did not have experience as auditor for a BDC. There were no disputes over accounting policy, procedure or disclosure with Comiskey & Company, PC.

Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Comiskey & Company, PC for the audit of our annual financial statements, and review of financial statements included in our Form 10-QSBs and our Form 10-K for 2005 were: 2004: $2,050; and 2005: $2,050.

Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Comiskey & Company, PC that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0.

Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Comiskey & Company, PC for tax compliance, tax advice, and tax planning: 2005: $0; and 2004: $0.

All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by Comiskey & Company, PC, other than the services reported above: $0.

Our Audit Committee has already appointed ???????????? as the independent registered accounting firm for the fiscal year that commenced on January 1, 2006. The board of directors of the Company recommends a vote FOR a ratification of the decision to retain ?????????? for the fiscal year then commenced.

Representatives of Comiskey & Company, PC are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so. Finally, representatives of this firm are not expected to be available to respond to appropriate questions.

Representatives of ???????, are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so. Finally, representatives of this firm are not expected to be available to respond to appropriate questions.

VOTE REQUIRED

The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to ratify the appointment of ??? by the independent Audit Committee of the Company as the independent auditor of the Company for 2006. The Board of Directors recommends that you vote FOR the ratification of ???? as the independent auditors for the Company

Item 4: RATIFICATION OF INVESTMENT ADVISOR AGREEMENT

On February 19, 2006, the Board of Directors approved the appointment of United EcoEnergy Advisors, LLC as the investment advisors for the Company, pursuant to an Investment Advisory and Management Agreement, a copy of which is attached to the Proxy Statement as Attachment C. The appointment of United EcoEnergy Advisors, LLC and the approval of the terms of the Investment Advisory and Management Agreement (the "Agreement") were adopted by a majority of the Board of Directors, with Adam Mayblum abstaining from the discussion and vote. Mr. Mayblum is a fifty percent owner of United EcoEnergy Advisors, LLC (the "Advisor").

Under the terms of the Agreement, the Advisor will be investment advice and assistance to the Company with respect to locating, reviewing and investing in suitable portfolio investments by the Company recommended by the Investment Committee and will assist the Investment Committee in determining the value of its portfolio investments from time to time as required for reporting purposes.

The Company has agreed to pay, and the Advisor has agreed to accept, as compensation for the services to be provided by the Advisor, a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee").

     (a) Base Management Fee.

          (i) For services rendered during the period from the effective date of the election under Section 54(a) of the Investment Company Act (the "Effective Date") through the end of the reported second full fiscal quarter of the Company thereafter, the Base Management Fee is payable monthly in advance, and is calculated at an annual rate of 2.00% of the value of the total assets of the Company, less the cash proceeds and cash equivalent investments from equity investors that are not invested in debt or equity securities of portfolio companies in accordance with the investment objectives of the Company (the "Gross Invested Assets"), valued as of the end of each preceding month during the period.

         (ii) For services rendered after the end of the reported second full fiscal quarter of the Company following the Effective Date, the Base Management Fee is payable quarterly in arrears, and is calculated at an annual rate of 2.00% of the average value of the total assets of the Company, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings (the "Gross Assets"), valued as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

          (iii) Base Management Fees payable for any partial month or quarter will be appropriately prorated.

(iv) Notwithstanding the foregoing, the Base Management Fee will not be lower than $25,000 per month for the first two years of the term of the Agreement.

     (b) The Incentive Fee consists of two parts, as follows:

          (i) One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, consulting fees that the Corporation receives from portfolio companies, but excluding fees for providing managerial assistance) accrued by the Company during the calendar quarter, minus the operating expenses of the Company for the quarter (including the Base Management Fee, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash and includes the proportionate share of the portfolio companies net income allocable to equity holdings that has not been distributed as dividends. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporations net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 1.75% per quarter (7% annualized). The Company will pay the Adviser an Incentive Fee with respect to the pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the pre-Incentive Fee net investment income does not exceed the hurdle rate; (2) 100% of the pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of the pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

          (ii) The second part of the Incentive Fee (the "Capital Gains Fee") will be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement as set forth below), commencing on March 31, 2009, and will equal 20.0% of the realized capital gains of the Company for the 2008 calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the Capital Gains Fee determined as of March 31, 2009 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation for the period ending March 31, 2009. The amount of capital gains used to determine the Capital Gains Fee shall be calculated at the end of each applicable year by subtracting the sum of the Cumulative Aggregate Realized Capital Losses and Aggregate Unrealized Capital Depreciation of the Company from the Cumulative Aggregate Realized Capital Gains. If this number is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of any Capital Gains Fees paid in all prior years. In the event that the Agreement terminates as of a date that is not a calendar year end, the termination date is treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to ratify the appointment of United EcoEnergy Advisors, LLC as the investment advisor of the Company and to approve the Investment Advisory and Management Agreement. The Board of Directors recommends that you vote FOR the ratification of the appointment of United EcoEnergy Advisors, LLC as the investment advisor for the Company and the Investment Advisory and Management Agreement.

By order of the Board of Directors

March 31, 2006

/s/ Robert Hipple

Robert Hipple, Secretary

P R O X Y

United EcoEnergy Corp.

Annual Meeting of Shareholders To Be Held May __, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert Hipple as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholders of iWorld Projects & Systems ("Company") to be held on May __, 2006, as designated below, all of the common stock of the Company held of record by the undersigned on March 31, 2006, at 412 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT), for matters that properly may come before the meeting or any adjournment thereof.

1. ELECTION OF DIRECTORS (circle one):

FOR OR WITHHOLD AUTHORITY

(Circle) (Circle)

all nominees listed below to vote for all nominees

listed below

William K. Mackey

Adam Mayblum

Alec Hoke

John Paul DeVito

William Sklar

2. TO APPROVE A RATIFICATION OF THE DECISION BY OUR AUDIT COMMITTEE TO RETAIN ???????????P AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR THAT COMMENCED ON JANUARY 1, 2006 (circle one):

FOR AGAINST

ABSTAIN

3. TO APPROVE THE AMENDMEENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHROIZED COMMON SHARES FROM 50,000,000 TO 150,000,000 (Circle One):

FOR AGAINST ABSTAIN

4. TO RATIFY THE DECISION OF OUR BOARD OF DIRECTORS TO RETAIN UNITED ECOENERGY ADVISORS, LLP AS OUR INVESTMENT ADVISOR (Circle One):

FOR AGAINST ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Company to be held on May __, 2006 and the Proxy Statement of such meeting.

Dated: ______________, 2005

__________________________________________________

(Signature of Shareholder)

Print Shareholder Name: __________________________

Note: Please sign exactly as name appears on stock certificate. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY BY MAIL USING THE ENCLOSED ENVELOPE OR FORWARD A SIGNED COPY BY FACSIMILE TO THE COMPANY AT 321-406-0661, Attention, Robert Hipple, Secretary.

ATTACHMENT A

AUDIT COMMITTEE CHARTER

POLICY

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporations system of internal controls and the effectiveness of its control structure, the Corporations compliance with designated laws and regulations, and the Corporations accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

1. Serve as an independent and objective party to monitor the Corporations financial reporting process and internal control system;

2. Review and evaluate the audit procedures and results of the Corporations independent auditor and general auditor;

3. Approve, engage and terminate the independent auditor;

4. Review and evaluate the independent auditors qualifications, performance and independence;

5. Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders;

6. Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation;

7. Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity;

At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with respect to the quality and integrity of the Corporations general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors attention. Further, the audit committee shall meet separately with management, with the general auditor and with the independent auditor. The presence of not less than one-half of the members of the audit committee at a meeting, either in person or by conference telephone, shall be a quorum to transact business.

QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under guidelines established from time to time by the Board of Directors and its Nominating Committee. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of the rules promulgated by the Securities and Exchange Commission and the various exchanges on which the stock of the Corporation is listed and traded from time to time.

INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporations hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditors report, the audit committee shall evaluate the auditors qualifications, performance and independence. The audit committee shall consider the opinions of management and the general auditor in making such evaluation.

As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of and shall timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

INTERNAL AUDIT

The general auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the general auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

1. Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporations annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the general auditor prior to the release and filing of such documents.

Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees;

2. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements;

3. Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the general auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor;

4. Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies;

5. Inquire of management, the general auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation;

6. Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer;

7. Review the basis for the disclosures made in the annual report to stockholders under the heading Managements Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991;

Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.

ATTACHMENT B

RESOLUTIONS TO BE ADOPTED BY THE

STOCKHOLDERS OF

UNITED ECOENERGY CORP.

(the "Company")

RESOLVED, that the amendment to the Articles of Incorporation increasing the number of authorized shares of common stock to 150,000,000 is hereby adopted and approved in all respects; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

ATTACHMENT C

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
BETWEEN
UNITED ECOENERGY CORPORATION
AND
UNITED ECOENERGY ADVISORS, LLC

     Agreement made this 26th day of February, 2006, by and between United EcoEnergy Corporation, a Delaware corporation (the "Corporation"), and United EcoEnergy Advisors, LLC a Delaware limited liability company (the "Adviser").

     Whereas, the Corporation is a newly organized closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act");

     Whereas, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940 (the "Advisers Act"); and

     Whereas, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

     Now, Therefore, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Duties of the Adviser.

     (a) The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Board of Directors of the Corporation, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions established by the Board of the Corporation and its Investment Committee, as the same shall be amended from time to time (as amended, the "Investment Policies"), (ii) in accordance with the Investment Company Act and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Corporations charter and by-laws. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) close and monitor the Corporations investments; (iv) determine the securities and other assets that the Corporation will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the discretion, power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporations investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing, the Adviser will arrange for such financing on the Corporations behalf, subject to the oversight and approval of the Corporations Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

     (b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

     (c) Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a "Sub-Adviser") pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporations investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation. The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law and shall contain a provision requiring the Sub-Adviser to comply with sections 1(e) and 1(f) below as if it were the Adviser.

     (d) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

     (e) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporations portfolio transactions and shall render to the Corporations Board of Directors such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporations request, provided that the Adviser may retain a copy of such records.

     (f) The Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities laws by the Adviser. The Adviser has provided the Corporation, and shall provide the Corporation at such times in the future as the Corporation shall reasonably request, with a copy of such policies and procedures and a report of such policies and procedures. Such report shall be of sufficient scope and in sufficient detail, as may reasonably be required to comply with Rule 38a-1 under the Investment Company Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the report shall so state.

2. Corporations Responsibilities and Expenses Payable by the Corporation.

     All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Corporation. The Corporation will bear all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; calculating the Corporations net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Corporation and in monitoring the Corporations investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Corporations investments; offerings of the Corporations common stock and other securities; investment advisory and management fees; administration fees, if any, fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Corporations shares on any securities exchange; federal, state and local taxes; independent Directors fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporations allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Corporation in connection with administering the Corporations business, including rent and the allocable portion of the cost of the Corporations chief compliance officer and chief financial officer and their respective staffs.

3. Compensation of the Adviser.

     The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee") as hereinafter set forth. The Corporation shall make any payments due hereunder to the Adviser or to the Advisers designee as the Adviser may otherwise direct.

     (a) Base Management Fee.

          (i) For services rendered during the period from the effective date of the Corporations election under Section 54(a) of the Investment Company Act (the "Effective Date") through the end of the reported second full fiscal quarter of the Corporation thereafter, the Base Management Fee shall be payable monthly in advance, and shall be calculated at an annual rate of 2.00% of the value of the Corporations total assets, less the cash proceeds and cash equivalent investments from equity investors that are not invested in debt or equity securities of portfolio companies in accordance with the Corporations investment objectives described in the Registration Statement (the "Gross Invested Assets"), valued as of the end of each preceding month during the period.

         (ii) For services rendered after the end of the reported second full fiscal quarter of the Corporation following the Effective Date, the Base Management Fee shall be payable quarterly in arrears, and shall be calculated at an annual rate of 2.00% of the average value of the Corporations total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings (the "Gross Assets"), valued as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

          (iii) Base Management Fees payable for any partial month or quarter will be appropriately prorated.

(iv) Notwithstanding the foregoing, the Base Management Fee shall not be lower than $25,000 per month for the first two years of the term of this Agreement.

     (b) The Incentive Fee shall consist of two parts, as follows:

          (i) One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, consulting fees that the Corporation receives from portfolio companies, but excluding fees for providing managerial assistance) accrued by the Corporation during the calendar quarter, minus the Corporations operating expenses for the quarter (including the Base Management Fee, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash and includes the proportionate share of the portfolio companies net income allocable to equity holdings that has not been distributed as dividends. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporations net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 1.75% per quarter (7% annualized). The Corporation will pay the Adviser an Incentive Fee with respect to the Corporations pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Corporations pre-Incentive Fee net investment income does not exceed the hurdle rate; (2) 100% of the Corporations pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of the Corporations pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

          (ii) The second part of the Incentive Fee (the "Capital Gains Fee") will be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement as set forth below), commencing on March 31, 2009, and will equal 20.0% of the Corporations realized capital gains for the 2008 calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the Capital Gains Fee determined as of March 31, 2009 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation for the period ending March 31, 2009. The amount of capital gains used to determine the Capital Gains Fee shall be calculated at the end of each applicable year by subtracting the sum of the Corporations Cumulative Aggregate Realized Capital Losses and Aggregate Unrealized Capital Depreciation from the Corporations Cumulative Aggregate Realized Capital Gains (each as defined in Section below. If this number is positive at the end of such year, then the Capital Gains Fee for such year will be equal to 20.0% of such amount, less the aggregate amount of any Capital Gains Fees paid in all prior years. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

          (iii) For purposes of this Section 3:

                (1) "Cumulative Aggregate Realized Capital Gains" shall mean the sum of the differences between the net sales price of each investment in the Corporations portfolio when sold, and the original cost of such investment since inception.

                (2) "Cumulative Aggregate Realized Capital Losses" shall mean the sum of the amounts by which the net sales price of each investment in the Corporations portfolio when sold is less than the original cost of such investment since inception.

                (3) "Aggregate Unrealized Capital Depreciation" shall mean the sum of the difference, if negative, between the valuation of each investment in the Corporations portfolio as of the applicable Capital Gains Fee calculation date and the original cost of such investment.

4. Covenants of the Adviser.

     The Adviser covenants that it is or will be prior to the Effective Date, a registered as an investment adviser under the Advisers Act, if applicable or if not applicable under the laws of the jurisdiction in which its principal executive office is located. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5. Excess Brokerage Commissions.

     The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firms risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporations portfolio, and constitutes the best net results for the Corporation.

6. Limitations on the Employment of the Adviser.

     The services of the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporations portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Advisers right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7. Responsibility of Dual Directors, Officers and/or Employees.

     If any person who is a manager, partner, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, partner, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8. Limitation of Liability of the Adviser: Indemnification.

     The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner, each of whom shall be deemed a third party beneficiary hereof) (collectively, the "Indemnified Parties") and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Advisers duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisers duties or by reason of the reckless disregard of the Advisers duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).

9. Effectiveness, Duration and Termination of Agreement.

     This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Corporations Board of Directors, or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Corporations Directors who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporations Directors or by the Adviser. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser and its representatives shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration.

10. Notices.

     Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11. Amendments.

     This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.

12. Entire Agreement: Governing Law.

     This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

     In Witness Whereof, the parties hereto have caused this Agreement to be duly executed on the date above written.

United EcoEnergy Corporation
By:	____/s/____________________ William Mackey Chief Executive Officer
United EcoEnergy Advisors, LLC
By:	___/s/__________________ Patrick Donelan Chief Executive Officer